UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  August 8, 2001



                                   Cytomedix, Inc.
                      ----------------------------------------
                 (Exact name of registrant as specified in charter)




                 Delaware              0-28443            23-3011702
                 --------              -------            ----------
                (State of            (Commission         (IRS Employer
              Organization)          File Number)      Identification No.)


          Three Parkway North
          Deerfield, Illinois                                 60015
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)


          Registrant's Telephone Number, including area code:  (847) 405-7800
                                                               --------------

          Former name or former address, if changed since last report: Not applicable

          Item 3. Bankruptcy or Receivership
                  --------------------------

          On August 7, 2001, Cytomedix, Inc. (the "Company") filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Northern District of Illinois, Eastern Division (Case No. 01-27610). Pursuant to the bankruptcy filing, the Company has remained in possession of its assets and properties, and the Company's business and affairs will continue to be managed by the Company's directors and officers, subject in each case to the supervision of the Bankruptcy Court.


          Item 5. Other Events
                  ------------

          Not applicable


          Item 7. Financial Statements and Exhibits
                  ---------------------------------

               (a)  Financial Statements of Business Acquired.

                    Not applicable.


               (b)  Unaudited Pro Forma Combined Financial Information.

                    Not applicable.


               (c)  Exhibits.

                    Not applicable.

                                     SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Cytomedix, Inc.

                                 By:  /s/ James A. Cour
                                     -------------------
                                        James A. Cour
                                        Chief Executive Officer and President


          Date:  August 8, 2001